UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 5, 2008 (August 5, 2008)

NATCO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15603	22-2906892
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11210 Equity Drive Houston, Texas	77041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 849-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2008, after to market close, NATCO Group Inc. issued a press release announcing its financial and operating results for the second quarter ended June 30, 2008. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

Item 7.01	Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

NATCO Group will hold a conference call on its second quarter 2008 results at 9:00 a.m., central time, on August 5, 2008. The call will be broadcast live over the Internet and can be accessed at: http://www.natcogroup.com, by clicking on Investor Relations, then Calendar. To participate in the conference call by telephone, dial 1-877-879-6184 (US toll free) or +1-719-325-4843 (International) at least fifteen minutes prior to the start. The passcode is 5288154. A recording of the call will be available on our web site, http://www.natcogroup.com, for at least 90 days following the date of the call, or you may call 1-888-203-1112 (US toll free) or 1-719-457-0820 (international), passcode 5288154, until 11:59 p.m. on August 19, 2008 to hear a replay of the call. The webcast will also be archived at http://www.natcogroup.com.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Corrected Press Release dated August 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2008

NATCO Group Inc.

By:	/s/ John U. Clarke
John U. Clarke
Chairman & Chief Executive Officer